UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2023

IVANHOE ELECTRIC INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41436	32-0633823
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

606 – 999 Canada Place Vancouver, BC Canada	V6C 3E1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 689-8765

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8, 2023, Ivanhoe Electric Inc. (the “Company”) held its 2023 Annual Meeting of the Stockholders (the “Annual Meeting”).

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 8, 2023, the Company held its Annual Meeting where the Company’s stockholders approved the following proposals:

•	The election of eight directors to serve until their successors are duly elected and qualified at the next annual meeting of stockholders, subject to their earlier death, resignation or removal; and

•	The ratification of the selection of Deloitte LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

The voting results were as follows:	For	Against	Abstain	Broker Non-Votes
Election of Directors
Robert Friedland	73,927,159	1,510,836	580	2,793,939
Taylor Melvin	75,340,904	97,061	610	2,793,939
Russell Ball	68,258,527	7,179,438	610	2,793,939
Hirofumi Katase	74,221,317	1,216,648	610	2,793,939
Patrick Loftus-Hills	75,414,191	23,773	611	2,793,939
Victoire de Margerie	75,347,441	90,533	601	2,793,939
Priya Patil	67,869,386	7,568,338	851	2,793,939
Ronald Vance	75,419,891	17,884	800	2,793,939
Ratification of Deloitte LLP	78,208,824	23,575	115

 Item 7.01. Regulation FD Disclosure.

A copy of the Company’s press release dated June 8, 2023 announcing the election of directors and voting results from the Annual Meeting is furnished as Exhibit 99.1 to this Form 8-K.

The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated June 8, 2023
104	Cover Page Interactive Data File (embedded with the inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVANHOE ELECTRIC INC.

Date: June 8, 2023	By:	/s/ Taylor Melvin
Taylor Melvin
President and Chief Executive Officer

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